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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): June 26, 2002

                       THE BANK OF NEW YORK COMPANY, INC.
                       ----------------------------------
             (exact name of registrant as specified in its charter)

                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)

              1-6152                               13-2614959
              ------                               ----------
     (Commission file number)                   (I.R.S. employer
                                             identification number)

     One Wall Street, New York, NY                     10286
     ----------------------------                      -----
     (Address of principal                          (Zip code)
      executive offices)

            212 - 495 - 1784
            ----------------
     (Registrant's telephone number,
          including area code)

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Item 5    Other Events

Seven exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-89586, 333-89586-01, 333-89586-02, 333-89586-03,
333-89586-04) filed by The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's Senior Subordinated Medium-Term Notes, Series F and Senior Medium-Term Notes, Series E (collectively, the "Notes"), issuable under an Indenture, dated as of October 1, 1993 between the Company and J.P. Morgan Trust Company (the "Senior Subordinated Indenture") and an Indenture, dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas, respectively (the "Senior Indenture" and together with the Senior Subordinated Indenture, the "Indentures"). The exhibits consist of the form of Distribution Agreement, dated June 26, 2002, among the Company, Banc of America Securities LLC, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC and BNY Capital Markets, Inc. (the "Distribution Agreement"); the Forms of Notes; Officers' Certificates pursuant to Section 301 of the Indentures; and the opinion of counsel as to the legality of the Notes.

Item 7    Financial Statements, Pro Forma Financial
          Information and Exhibits

(c) Exhibits

          The following exhibits are filed herewith:

     1 Form of Distribution Agreement, dated June 26, 2002 among the Registrant and Banc of America Securities, Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC and BNY Capital Markets, Inc., as Agents.

     4.1  Form of Registrant's Global Medium Term Fixed Rate Note.

     4.2  Form of Registrant's Global Medium Term Floating Rate Note.

     4.3  Officers' Certificate pursuant to Section 301 of

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          the Senior Subordinated Indenture.

     4.4  Officers' Certificate pursuant to Section 301 of the Senior Indenture.

     5    Opinion of Paul A. Immerman, Esq.

     23   Consent of Paul A. Immerman, Esq. (included in Exhibit 5)

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2002

                                   The Bank of New York Company, Inc.

                                By: /s/ Thomas J. Mastro
                                   ----------------------------------

                              Name: Thomas J. Mastro
                             Title: Comptroller

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                                  EXHIBIT INDEX

Exhibit No.    Description

     1 Form of Distribution Agreement, dated June 26, 2002 among the Registrant and Banc of America Securities LLC, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., UBS Warburg LLC and BNY Capital Markets, Inc., as Agents.

     4.1       Form of Registrant's Global Medium-Term Fixed Rate Note.

     4.2       Form of Registrant's Global Medium-Term Floating Rate Note

     4.3 Officers' Certificate pursuant to Section 301 of the Senior Subordinated Indenture.

     4.4       Officers' Certificate pursuant to Section 301 of the Senior
               Indenture.

     5         Opinion of Paul A. Immerman, Esq.

     23        Consent of Paul A. Immerman, Esq. (included in Exhibit 5)